The PMI Group, Inc. Supplemental Portfolio Information As of December 31, 2007 Exhibit 99.2

The PMI Group, Inc.
Forward-Looking Statement
Cautionary Statement: Statements in this presentation that are not historical facts or that relate to future plans, events or performance are "forward-looking" statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include our discussion and estimate of future captive reinsurance claim payments to us by captive reinsurers.  Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the following factors: changes in economic conditions, economic recession or slowdowns, adverse changes in consumer confidence, declining housing values, higher unemployment, deteriorating borrower credit, changes in interest rates, changes in housing demand or mortgage originations, changes in credit spreads, credit market disruptions including further deterioration in the housing, mortgage and related credit markets, the loss of a key customer, increased severity or frequency of losses associated with our mortgage insurance and other credit enhancement products, losses associated with the aging of our mortgage insurance portfolio, ratings actions with respect to our or our subsidiaries’ credit ratings or insurer financial strength ratings assigned by the major ratings agencies, heightened competition from other insurance providers, federal and state governmental or quasi-governmental entities, and from alternative products to private mortgage insurance and financial guaranty insurance, changes in the charters or business practices of Fannie Mae and Freddie Mac, changes in political and regulatory environments and the application of consumer, lending, insurance and other applicable laws and regulations, the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative contracts in determining gains and losses on these contracts, limitations on the amount of dividends that The PMI Group may receive from its insurance subsidiaries, or a combination of these and other factors.  Other risks and uncertainties are discussed in our SEC filings, including our Annual Report Form 10-K for the year ended December 31, 2007 (in Item 1A). We undertake no obligation to update forward-looking statements.

The PMI Group, Inc.
Definition of Terms
2/28s – refers to loans with interest rates that are fixed for two years and reset to a new interest rate at the end of year two for the remaining term of the loan.
ARMs – refers to loans with adjustable interest rates.  We consider a loan an ARM if its interest rate may be adjusted prior to the loan’s fifth anniversary.
A Quality Loans – we define A quality to include loans with credit scores of 620 and greater.
Alt-A Loans – we consider a loan Alt-A if it has a credit score of 620 or greater and the borrower requests and is given the option of providing reduced documentation verifying income, assets, deposit information and/or employment.
Captive Reinsurance – refers to agreements in which a portion of risk insured by PMI is reinsured by a captive reinsurance company affiliated with the mortgage originator or investor.
Defaults – our primary mortgage insurance master policy defines “default” as the borrower’s failure to pay when due an amount equal to the scheduled monthly mortgage payment under the terms of the mortgage. Generally, the master policies require an insured to notify PMI of a default no later than the last business day of the month following the month in which the borrower becomes three monthly payments in default. For reporting purposes and internal tracking purposes, we do not consider a loan to be in default until the borrower has missed to consecutive payments.  Depending upon its scheduled payment date, a loan delinquent for two consecutive monthly payments could be reported to PMI between the
31st
and the
60th
day after a missed payment.
Flow – generally refers to mortgage insurance offered on a loan-by-loan basis to lenders.
GSE Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to the GSEs.  This product was available from 1997 to 2001.
Interest Only Loans – refers to loans that do not reduce principal during the initial deferral period (usually between two and ten years) and therefore do not accumulate equity through loan amortization during the initial deferral period.
Approximately 91% of our interest only loans have an initial deferral period of 5 years or greater.  The average initial deferral period for loans insured in 2007 was 9 years.
Insurance in Force (IIF) – refers to the current principal balance of all outstanding mortgage loans with insurance coverage as of a given date.
Less-than-A Quality Loans – we define less-than-A credit quality loans to include loans with credit scores of 619 or below.
The majority of our less-than-A-quality loans have credit scores above 575.

The PMI Group, Inc.
Definition of Terms
Modified Pool Insurance – modified pool insurance may be used in addition to primary mortgage insurance or may be placed on loans that do not require primary insurance. Coverage of modified pool products varies. Some products provide first loss protection by covering a percentage of the losses on individual loans held within the pool of insured loans up to a stated aggregate loss limit (“stop loss limit”) for the entire pool.  Some modified pool products offer mezzanine-level coverage by providing for claims payments only after a predetermined cumulative claims level, or deductible, is reached.
New Insurance Written (NIW) – refers to the original principal balance of all loans that receive new primary mortgage insurance coverage during a given period.
New Risk Written (NRW) – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for all loans that receive new primary mortgage insurance coverage during a given period.
Old Pool – refers to a traditional pool product for mortgage loans sold by PMI’s customers to capital market participants.
Payment Option ARMs – generally refers to loans that provide the borrower an option every month to make a payment consisting of principal and interest, interest only, or an amount established by the lender that may be less than the interest owed.
Primary Insurance – refers to mortgage insurance placed on a loan-by-loan basis through our “flow” channel and mortgage insurance issued for mortgage-backed securities and portfolio investors through our “structured transactions” channel.
Primary information does not include pool or modified pool information.
Primary Risk in Force – refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued through our “flow”
and “structured transactions” channels only.
Risk in Force (RIF) –
refers to the aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy.
Structured – generally refers to mortgage insurance offered by PMI that covers large portfolios of mortgage loans and is provided to issuers of mortgage backed securities (“MBS”) and portfolio investors.
Traditional Pool – covers the entire loss on a defaulted mortgage loan that exceeds the claim payment under any primary insurance coverage, up to a stated aggregate loss limit, or stop loss, for all of the loans in a pool. PMI is not currently offering traditional pool insurance to its customers.

The PMI Group, Inc.
Contents of Presentation
PMI Australia Portfolio Characteristics
Part 6
Primary Portfolio Characteristics by Vintage
Part 3
Focus on Particular Portfolio Segments
Part 2
Primary Portfolio Characteristics
Part 1
Captive Reinsurance Arrangements
Part 5
Modified Pool Portfolio
Part 4
PMI Guaranty Portfolio Characteristics
Part 7

Primary Portfolio Characteristics

The PMI Group, Inc.
1.4%
1.0%
0.5%
1.8%
3.9%
10.7%
10.5%
15.4%
19.6%
35.2%
0% 10% 20% 30% 40% 50%
Prior to 1999
1999
2000
2001
2002
2003
2004
2005
2006
2007
$123.6 Billion Primary IIF $31.0 Billion Primary RIF
U.S. Portfolio Age Distribution
Average
Rate  (1)
(1) Average PMI fixed annual mortgage interest rate
1.4%
1.0%
0.5%
1.7%
3.8%
10.3%
10.8%
15.6%
20.0%
35.0%
0% 10% 20% 30% 40% 50%
Prior to 1999
1999
2000
2001
2002
2003
2004
2005
2006
2007
7.10%
6.31%
6.15%
6.00%
6.86%
7.52%
8.48%
7.34%
8.05%
Note: Due to rounding, the sum of percentages may not total 100%
7.17%

The PMI Group, Inc.
Primary Risk in Force by FICO Score
8.6%
7.8%
6.8%
5.9%
32.7%
33.8%
34.6%
34.7%
23.3% 23.4%
24.1%
30.5% 30.3%
30.7%
31.5%
32.7%
3.3%
3.0% 2.5% 2.2%
2.1%
5.9%
33.1%
24.6%
25.1%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007
Less than 575 720 and above
680 - 719
620 - 679 575 - 619
U.S. Portfolio Credit Score Distribution
Excludes unreported FICO scores

The PMI Group, Inc.
LTVs between 85.01% and 90%
Primary Risk in Force by Loan to Value
9.4% 9.2% 9.3%
7.1%
37.6%
36.4%
33.7%
31.0%
7.4%
6.6%
5.3%
4.6%
8.6%
11.9%
14.3%
8.9%
37.9%
35.0%
37.4%
35.9%
37.0%
29.5%
3.8%
24.6%
17.6%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007
LTVs above 97% LTVs between 95.01% and 97%
LTVs between 90.01% and 95%
LTVs of 85% and below
U.S. Portfolio Loan to Value Distribution
Note: Due to rounding, the sum of percentages may not total 100%

The PMI Group, Inc.
U.S. Portfolio Geographic Distribution
1 Top ten states as determined by primary RIF on December 31, 2007
10.8%
7.2%
8.1%
5.0%
3.8%
3.3%
3.6%
3.0%
4.7%
3.1%
Florida 10.8% 10.56% 3.44% 3.91%
California 8.1% 10.92% 3.56% 2.34%
Texas 7.2% 6.03% 5.63% 6.47%
Illinois 5.0% 8.19% 5.58% 5.41%
Georgia 4.7% 9.50% 7.86% 8.16%
% of RIF¹
2007 2006 2005
Ohio 3.8% 10.83% 8.79% 7.68%
New York 3.6% 6.78% 5.40% 4.93%
Pennsylvania 3.3% 7.47% 6.00% 5.93%
Washington 3.1% 3.58% 2.76% 2.99%
New Jersey 3.0% 7.53% 4.62% 4.74%
% of RIF¹
2007 2006 2005
Top Ten States – Percent of Primary Risk in Force and Default Rates
Primary Default Rates Primary Default Rates

The PMI Group, Inc.
U.S. Portfolio Primary NIW Characteristics
18%
17%
18%
15%
39%
38%
43%
42%
28%
30%
24%
21%
11%
12%
10%
31%
24%
3%
2%
4%
2%
5%
13%
19%
32%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007
Flow and Structured Primary
NIW
New Insurance Written by LTV
New Risk Written by LTV
Note: Due to rounding, the sum of percentages may not total 100%
Flow Primary NIW Structured Primary NIW
90.01 – 95% 85.01 – 90% 85 and below
Above 97% 95.01%- 97%
The increased percentage of above 97% LTV loans in
2007 is due to the reduced availability of alternative
mortgage products including piggyback loans and
increased activity by the GSEs.
Effective March 1, 2008, PMI will no longer insure loans
with LTV ratios above 97%.
9%
11% 12%
10%
37%
35%
42%
41%
34% 34%
27%
24%
13%
15%
6%
30%
27%
2%
2%
5%
2%
7%
18%
24%
35%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007
90.01 – 95%
85.01 – 90% 85 and below
Above 97%
95.01%- 97%
50.2
36.3
28.2
23.3
37.6
7.1
4.9
7.7
8.9
8.6
$57.3
$41.2
$35.9
$46.1
$32.2
$0
$10
$20
$30
$40
$50
$60
2003 2004 2005 2006 2007

The PMI Group, Inc.
U.S. Portfolio Primary NIW Characteristics
Refinances and Purchases as a %
of Primary NIW
Less-Than-A Quality Loans -
NIW
Alt-A Loans – NIW
Note: Due to rounding, the sum of percentages may not total 100%
Refinances Purchases
Less-Than-A Quality Loans
- Structured  Channel
Less-Than-A Quality Loans
– Flow Channel
Less-Than-A Quality Loans as a
percentage of Total Primary NIW
Alt-A Loans – Flow Channel
Alt-A Loans as a %
of Total Primary NIW
Alt-A Loan – Structured  Channel
The increase in less-than-A quality loans as a percentage
of total primary NIW is due to the GSEs’ expansion of
high-LTV, lower FICO programs.
Effective October 1, 2007, PMI discontinued insuring
loans with LTVs above 95% and FICO scores below 620.
63% 64%
64%
68%
55%
37%
36%
36%
32%
45%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007
1,153
3,067 838
2,703
1,588
3,618
1,605
1,780
1,084
2,501
$6,119
$4,483
$2,672
$4,672
$1,991 11%
11%
7%
6%
10%
$0
$2,000
$4,000
$6,000
$8,000
2003 2004 2005 2006 2007
0%
5%
10%
15%
20%
11,242
1,397
6,691
7,304
7,425
4,984
4,410
1,204
3,002
860
$5,844
$8,508
$10,427
$12,639
$11,101
10%
21%
29%
34%
27%
$0
$4,000
$8,000
$12,000
2003 2004 2005 2006 2007
0%
5%
10%
15%
20%
25%
30%
35%
40%

($s in millions)

($s in millions)

($s in millions)

PMI

The PMI Group, Inc.
Interest Only Loans - NIW
Payment Option ARMs - NIW
U.S. Portfolio  Primary NIW Characteristics
Payment  Option
ARMS  – Flow
Channel
Total Payment Option ARMs as
a percentage of Total Primary
NIW
Interest Only
– Structured
Channel
Interest Only
– Flow
Channel
Total Interest Only
Loans as a percentage
of Total Primary NIW
ARMs - NIW
ARM amounts Primary
NIW – Flow Channel
ARM amounts Primary
NIW – Structured Channel
ARMs as a  percentage
of Total Primary NIW
Approximately 3% of Total Primary RIF is subject to rate
adjustment in 2008.  Approximately 1% is subject to
adjustment in 2009.
Approximately 98% of interest only loans written in 2007
have an initial deferral period of 5 years or greater and
85% have an initial deferral period of 7 years or greater.
For 2006 NIW, initial deferral periods of 5 and 7 years or
greater were 89% and 62%, respectively.
3,802
2,238
1,907
6,992
6,024
3,938
4,081
3,262
5,889
1,481
$5,419
$10,254
$11,913
$4,145
$7,883
9%
25%
33%
24%
9%
$0
$4,000
$8,000
$12,000
2003 2004 2005 2006 2007
0%
5%
10%
15%
20%
25%
30%
35%
40%
8,296
1,025
1,533
3,507
3,235
410
2,329
2,386
$9,321
$5,836
$5,621
$1,943
20%
18%
16%
5%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
2004 2005 2006 2007
0%
5%
10%
15%
20%
25%
2,799
2,617
1,252
952
3%
2%
8%
8%
$0
$1,000
$2,000
$3,000
2004 2005 2006 2007
0%
5%
10%

Focus on Particular Portfolio Segments

The PMI Group, Inc.
High LTV Alt-A Distressed Markets
Summary of Underwriting Guideline Changes
PMI no longer insures loans with
the following characteristics:
•
LTVs and combined LTVs of
97.01% and above
•
LTVs greater than 95 percent
and FICO scores below 620
PMI will insure interest-only
loans with LTVs of 95.01% to
97% that are:
•
Originated in compliance
with Fannie Mae or Freddie
Mac product or programs,
and
•
Have a minimum interest-
only term of five years, and
•
The borrower is qualified at
the fully amortizing payment
rate.
Maximum LTV of 90% (further
reduced by 5% in distressed
markets)
Minimum FICO score of 680
No investment properties
allowed
No payment option ARMs
allowed
At least 50% of qualifying
income must come from non-
salaried sources
In distressed markets, PMI
no longer insures loans with the
following characteristics:
•
LTV or combined LTV greater
than 90 percent
•
Payment option ARMS or A-
minus (FICO scores of 575-
619) loans
For products or programs with a
minimum LTV of 90%, a further 5
percentage point reduction is
required
For example, PMI no longer
insures limited documentation
loans with an LTV greater than
85% in distressed markets

(Percentage of primary risk in force)

(Percentage of primary risk in force)

(Percentage of primary risk in force)

The PMI Group, Inc.
1.53%
0.58%
0.46%
0.76%
0.11%
0.50%
0.20%
0.20%
0.40%
0%
1%
2%
3%
4%
2008 2009 2010
`
U.S. Portfolio Interest Rate Adjustments
1.50%
0.41%
0.27%
0.71%
0.67%
0.44%
0.99%
0%
1%
2%
3%
4%
2008 2009 2010
Rate Adjustments
by Credit Quality
Rate Adjustments of
Hybrid Loans and Other ARMs
Rate Adjustments in
Distressed Geographic
Regions
1.33%
0.49%
0.37%
1.72%
0.43%
0.15%
0.15%
0.17%
0.19%
0%
1%
2%
3%
4%
2008 2009 2010
Other ARMs 3/27s
2/28s
Prime
Alt-A Less than A Quality
Note: 2/28s resets in 2009 and 2010 are 0.01% and 0.00%, respectively
California All Other Florida Auto States
Note: Auto states include Michigan, Ohio, Illinois and Indiana
0.08%
0.09%
0.08%
Note: Percentages are of total Primary RIF at December 31, 2007
2008 2009 2010
Total interest rate adjustments as a percentage of primary risk in force:
3.2% 1.1% 0.7%

The PMI Group, Inc.
California
at December 31, 2007
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
CA RIF
% of
Total RIF
% of
CA RIF
% of
Total RIF
FICO Scores²
720 and above  32.3% 2.6%
680-719 31.1% 2.5%
620-679 33.0% 2.7%
575-619 2.7% 0.2%
Less than 575 0.7% 0.1%
Loan to Value
Above 97.00% 17.2% 1.4%
95.01% to 97.00% 1.8% 0.1%
90.01% to 95.00% 23.8% 1.9%
85.01% to 90.00% 44.0% 3.6%
85.00% and below 13.1% 1.1%
$2.5 Billion of Total Risk in Force
8.1% of PMI’s Primary Risk in Force
$301,386 Average Loan Size
Loan Type
Fixed Rate 66.9% 5.4%
ARM 33.1% 2.7%
Property Type¹
Single Family 82.2% 6.7%
Condominium 13.2% 1.1%
Multi-Family and other 4.6% 0.4%
Occupancy
Primary Residence 90.9% 7.4%
Second Home 2.6% 0.2%
Non-owner occupied 6.5% 0.5%
Alt-A 44.1% 3.6%
MSA Distribution of Total Primary RIF
Santa Ana – Anaheim – Irvine – 0.4%
San Diego – Carlsbad – San Marcos – 0.6%
Sacramento – Arden-Arcade – Roseville – 0.7%
Riverside – San Bernardino – Ontario – 1.8%
Los Angeles – Long Beach – Glendale – 1.6%

The PMI Group, Inc.
Loan Type
Fixed Rate 82.5% 8.9%
ARM 17.5% 1.9%
Property Type¹
Single Family 71.8% 7.7%
Condominium 25.9% 2.8%
Multi-Family and other 2.2% 0.2%
Occupancy
Primary Residence 77.8% 8.4%
Second Home 12.2% 1.3%
Non-owner occupied 10.0% 1.1%
Alt-A 39.2% 4.2%
Florida
at December 31, 2007
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
FICO Scores²
720 and above  34.3% 3.7%
680-719 28.1% 3.0%
620-679 31.7% 3.4%
575-619 4.2% .5%
Less than 575 1.3% .1%
Loan to Value
Above 97.00% 21.8% 2.3%
95.01% to 97.00% 2.5% 0.3%
90.01% to 95.00% 30.9% 3.3%
85.01% to 90.00% 38.5% 4.2%
85.00% and below 6.3% 0.7%
% of
FL RIF
% of
Total RIF
% of
FL RIF
% of
Total RIF
$3.3 Billion of Total Risk in Force
10.8% of PMI’s Primary Risk in Force
$177,999 Average Loan Size
MSA Distribution of Total Primary RIF
Jacksonville – 0.7%
Fort Lauderdale – Pompano Beach – Deerfield Beach – 1.2%
Tampa – St. Petersburg – Clearwater – 1.5%
Orlando – Kissimmee – 1.7%
Miami – Miami Beach – Kendall – 1.7%

The PMI Group, Inc.
Loan Type
Fixed Rate 87.2%       11.9%
ARM 12.8% 1.7%
Property Type¹
Single Family 83.6%       11.4%
Condominium 11.8% 1.6%
Multi-Family and other 4.5% 0.6%
Occupancy
Primary Residence 91.8%       12.5%
Second Home 1.3% 0.2%
Non-owner occupied 6.9% 0.9%
Alt-A 15.5% 2.1%
Auto States
(Michigan, Ohio, Illinois, Indiana)
at
December 31, 2007
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of  Auto
States RIF
% of
Total RIF
% of  Auto
States RIF
% of
Total RIF
FICO Scores²
720 and above  30.6% 4.2%
680-719 23.3% 3.2%
620-679 34.9%        4.7%
575-619 7.2% 1.0%
Less than 575 3.4% 0.5%
Loan to Value
Above  97.00% 22.7% 3.1%
95.01% to 97.00% 5.1% 0.7%
90.01% to 95.00% 30.5% 4.2%
85.01% to 90.00% 33.8% 4.6%
85.00% and below 7.8% 1.1%
$4.2 Billion of Total Risk in Force
13.6% of PMI’s Primary Risk in Force
$132,202 Average Loan Size
MSA Distribution of Total Primary RIF
Indianapolis – Carmel, IN – 0.7%
Columbus, OH – 0.8%
Warren – Troy – Farmington Hills, MI – 0.9%
Cleveland – Elyria – Mentor, OH – 1.0%
Chicago – Naperville – Joliet, IL – 3.8%

The PMI Group, Inc.
Notes
2/28 Hybrid ARMS
at December 31, 2007
1Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
FICO Scores²
720 and above  12.6% 0.4%
680-719 22.4% 0.7%
620-679 51.3%        1.7%
575-619 8.8% 0.3%
Less than 575 4.9% 0.2%
Loan to Value
Above 97.00% 10.1% 0.3%
95.01% to 97.00% 0.1% 0.0%
90.01%  to 95.00% 21.8% 0.7%
85.01% to 90.00% 37.7% 1.3%
85.00% and below 30.3% 1.0%
% of
2/28 RIF
% of
Total RIF
% of
Total RIF
% of
2/28 RIF
$1 Billion of Total Risk in Force
3.3% of PMI’s Primary Risk in Force
$184,442 Average Loan Size
2/28 Hybrid ARMs that are subject to
reset in 2008 represent approximately
1% of Total Primary RIF.
2/28 hybrid ARMs monthly reported
notices of default peaked in late 2007.
Property Type¹
Single Family 80.6%         2.7%
Condominium 6.8% 0.2%
Multi-Family and other 12.6% 0.4%
Occupancy
Primary Residence 74.6%         2.5%
Second Home 2.3% 0.1%
Non-owner occupied 23.1% 0.8%
Alt-A 45.5% 1.5%
State Distribution of Bulk 2/28s RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%

The PMI Group, Inc.
California 29.9% 1.0%
Florida 8.7% 0.3%
Michigan 5.7% 0.2%
Illinois 4.9% 0.1%
New York 4.2% 0.1%
Ohio 3.5% 0.1%
Texas 3.4% 0.1%
Arizona 3.4% 0.1%
Minnesota 2.6% 0.1%
Pennsylvania 2.4% 0.1%
2/28 Hybrid ARMS at December 31, 2007
1 Top ten states as determined by Primary RIF on December 31, 2007
% Total
2/28 RIF
% Total
RIF
Top States¹
MSA Distribution of CA Bulk 2/28 RIF
Oakland – Fremont – Hayward – 7.0%
San Diego – Carlsbad – San Marcos – 7.4%
Sacramento – Arden-Arcade – Roseville – 8.0%
Riverside – San Bernardino – Ontario – 19.7%
Los Angeles – Long Beach – Glendale – 20.6%

The PMI Group, Inc.
Greater Than 97% LTV at December 31, 2007
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
FICO Scores²
720 and above  27.9% 6.8%
680-719 22.7% 5.6%
620-679 36.3%        8.9%
575-619 8.9% 2.2%
Less than 575 2.9% 0.7%
% of
>97 RIF
% of
Total RIF
% of
>97 RIF
% of
Total RIF
Loan Type
Fixed Rate 94.1%       23.1%
ARM 5.9% 1.4%
Property Type¹
Single Family 85.6%       21.0%
Condominium 12.3% 3.0%
Multi-Family and other 2.1% 0.5%
Occupancy
Primary Residence 94.2%       23.1%
Second Home 1.4% 0.3%
Non-owner occupied 4.4% 1.1%
Alt-A 16.1% 4.0%
$7.6 Billion of Total Risk in Force
24.6% of PMI’s Primary Risk in Force
$152,016 Average Loan Size
Effective March 1, 2008, PMI will no longer insure
loans with LTV ratios above 97%
Guideline Changes
State Distribution of > 97% LTV RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%

The PMI Group, Inc.
Top States¹
Florida 9.6% 2.3%
Texas 9.3% 2.2%
California 5.7% 1.4%
Georgia 5.4% 1.3%
Illinois 5.0% 1.2%
Virginia 3.7% 0.9%
Arizona 3.6% 0.9%
Washington 3.5% 0.8%
Maryland 3.4% 0.8%
North Carolina 3.0% 0.7%
Greater Than 97% LTV at December 31, 2007
1 Top ten states as determined by Primary RIF on December 31, 2007
% Total
> 97% RIF
% Total
RIF
MSA Distribution of FL > 97% LTV RIF
Jacksonville – 8.8%
Fort Lauderdale – Pompano Beach – Deerfield Beach – 10.7%
Tampa – St. Petersburg – Clearwater – 14.0%
Orlando – Kissimmee – 17.2%
Miami – Miami Beach – Kendall – 17.6%
MSA Distribution of TX > 97% LTV RIF
Austin – Round Rock – 6.6%
San Antonio – 6.8%
Fort Worth – Arlington – 10.8%
Dallas – Plano – Irving – 20.7%
Houston – Sugar Land – Baytown – 30.7%
MSA Distribution of CA > 97% LTV RIF
Bakersfield – 5.6%
San Diego – Carlsbad – San Marcos – 7.8%
Sacramento – Arden-Arcade – Roseville – 10.3%
Los Angeles – Long Beach – Glendale – 16.2%
Riverside – San Bernardino – Ontario – 25.1%

The PMI Group, Inc.
FICO Scores²
720 and above  36.8% 8.4%
680-719 35.1% 8.0%
620-679 28.1% 6.4%
575-619 0.0% 0.0%
Less than 575 0.0% 0.0%
Loan to Value
Above 97.00% 17.3% 4.0%
95.01% to 97.00% 0.2% 0.0%
90.01% to 95.00% 27.0% 6.1%
85.01% to 90.00% 46.2%      10.5%
85.00% and below 9.3% 2.1%
Alt-A
at December 31, 2007
1 Condominium includes Townhouses and Cooperatives
2 Excludes unreported FICO scores
% of
Alt-A RIF
% of
Total RIF
% of
Total RIF Loan Type
Fixed Rate 74.8%       17.0%
ARM 25.2% 5.7%
Property Type¹
Single Family 78.2%       17.8%
Condominium 14.7% 3.3%
Multi-Family and other 7.1% 1.6%
Occupancy
Primary Residence 79.1%       18.0%
Second Home 6.9% 1.6%
Non-owner occupied 14.1% 3.2%
$7.1 Billion of Total Risk in Force
22.8% of PMI’s Primary Risk in Force
$214,694 Average Loan Size
Maximum LTV is 90%
Minimum FICO score of 680
At least 50% of qualifying income must
come from non-salaried sources
Guideline Changes
% of
Alt-A RIF
State Distribution of Alt-A RIF
0.00% to 1.00%
1.00% to 2.00%
2.00% to 5.00%
5.00% to 10.00%
>10.00%

The PMI Group, Inc.
Top States¹
Florida 18.5% 4.2%
California 15.7% 3.6%
Illinois 5.0% 1.1%
New York 4.6% 1.1%
Texas 4.5% 1.0%
New Jersey 4.3% 1.0%
Arizona 3.8% 0.9%
Virginia 3.3% 0.8%
Maryland 3.2%      0.7%
Nevada 3.1%      0.7%
Alt-A at December 31, 2007
1 Top ten states as determined by Primary RIF on December 31, 2007
% Total
Alt-A RIF
% Total
RIF
MSA Distribution of FL Alt-A RIF
West Palm Beach – Boca Raton – Boynton Beach – 7.5%
Fort Lauderdale – Pompano Beach – Deerfield Beach – 11.6%
Tampa – St. Petersburg – Clearwater – 12.4%
Orlando – Kissimmee – 18.9%
Miami – Miami Beach – Kendall – 15.3%
MSA Distribution of CA Alt-A RIF
Santa Ana – Anaheim – Irvine – 5.8%
San Diego – Carlsbad – San Marcos – 8.0%
Sacramento – Arden-Arcade – Roseville – 8.7%
Los Angeles – Long Beach – Glendale – 21.2%
Riverside – San Bernardino – Ontario – 23.0%

Primary Portfolio Characteristics by Vintage

The PMI Group, Inc.
$31.0 Billion Primary Risk in Force
and $3.5 Billion Pool Risk in Force*
Primary Flow
75%
Domestic
Mortgage
Insurance
Primary
Structured
15%
Domestic MI
57%
Modified
Pool
8%
General Portfolio Categories
Primary Flow Insurance
$25.9 billion of risk in force
Primary mortgage insurance offered to lenders
on a loan-by-loan basis
Primary Structured Insurance
$5.1 billion of risk in force
Credit enhancement solutions offered across the
credit spectrum to agency and non-agency MBS
issuers as well as portfolio investors
Modified Pool Risk in Force
$2.9 billion of risk in force
Insurance offered to agency and non-agency MBS
issuers and investors
Other Pool
$0.6 billion of risk in force
Prior to 2002, PMI offered certain pool insurance
products, referred to principally as GSE or Old Pool,
to lenders, the GSEs and non-agency market
Other Pool
2%
* At December 31, 2007

The PMI Group, Inc.
U.S. Portfolio – Policy Year Loan Performance
*Gross premiums written include ceded and refunded premiums.
Percentage of Cumulative Primary Insurance Losses Paid (Gross)
To Cumulative Primary Insurance Premiums Written (Gross)*
0
50
100
150
200
250
300
1 2 3 4 5 6 7 8 9 10
Years Since Policy Issue
1982
1990
2001
2002
2003
2004
2005
2006
2007
1982 “Oil Patch” experience
1990 “California” experience

The PMI Group, Inc.
Risk Characteristics
Risk Characteristics: Total Primary Portfolio
Risk in Force (dollars in millions) Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Total Primary Portfolio:
PMI’s total primary book is primarily driven by the flow channel
Loans are primarily fixed rate and owner occupied with FICO scores greater than 620
Certain geographies and select products have exhibited heightened levels of defaults
Total Primary Risk in Force as of December 31, 2007
$26,996
$7,785
$10,242 $10,115
$30,967
$1,831
$7,603
$7,058
$2,506
$3,337
$2,936
$4,388
$675
$1,036
$4,210
15.5%
10.2%
6.1%
2.9%
7.9%
17.3%
38.6%
11.0%
9.1%
13.9%
10.9%
10.6%
6.5%
10.6%
27.0%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States

The PMI Group, Inc.
Primary Portfolio Characteristics
Primary RIF as of December 31, 2007
1
Excludes unreported FICO scores
2
At origination
Note:
- Interest rate adjustments as a percentage of Total Risk in Force are approximately 3% and 1% in 2008 and 2009, respectively.
- Categories are not mutually exclusive except for Credit Score and Loan Type
All $ in Millions, except for Average Loan Size
Total
Credit Score¹
Loan Type
Less than 575 575 - 619
620 - 679 680 - 719
720 and above
Fixed Rate
ARM
2/28s
Interest Only
LTV > 97%
Alt-A
California
Florida Auto States
Avg Loan Size
Avg LTV2
Avg FICO
Specific Portfolio Characteristics
Total Portfolio $30,967.1 $674.7 $1,830.5 $10,242.4 $7,785.1 $10,115.1 $26,996.2 $2,935.5 $1,035.5
Default Rate 7.9% 27.0% 17.3% 10.2% 6.1% 2.9% 6.5% 15.5% 38.6%
2007 Vintage $10,824.8 $277.6 $682.4 $3,247.7 $2,837.0 $3,750.6 $10,054.4 $698.4 $72.0
Default Rate 5.1% 17.1% 9.7% 5.7% 4.1% 2.4% 4.8% 8.5% 16.8%
2006 Vintage $6,191.1 $82.5 $269.2 $2,190.8 $1,615.2 $2,001.3 $4,805.2 $867.4 $518.5
Default Rate 10.8% 35.5% 22.0% 14.4% 9.4% 4.4% 8.1% 17.7% 37.7%
2005 Vintage $4,829.0 $65.1 $218.3 $1,757.0 $1,239.1 $1,513.8 $3,660.1 $790.8 $378.1
Default Rate 9.6% 36.3% 23.2% 13.1% 7.6% 3.5% 6.5% 16.9% 40.7%
2004 Vintage and Prior $9,122.3 $249.5 $660.6 $3,047.0 $2,093.8 $2,849.3 $8,476.5 $578.9 $66.9
Default Rate 8.0% 31.7% 20.3% 10.2% 5.3% 2.4% 7.2% 18.7% 46.9%
Total Portfolio $4,388.0 $7,603.0 $7,058.1 $2,505.5 $3,336.9 $4,209.9 $155,029 93% 689
Default Rate 11.0% 9.1% 13.9% 10.9% 10.6% 10.6%
2007 Vintage $2,428.2 $3,820.2 $3,189.2 $1,157.9 $1,167.1 $1,193.0 $194,313 94% 687
Default Rate 7.9% 7.1% 9.7% 6.2% 8.8% 5.6%
2006 Vintage $1,177.0 $1,610.9 $2,108.6 $584.1 $873.6 $807.4 $176,811 93% 692
Default Rate 14.2% 10.4% 18.3% 22.4% 16.8% 13.9%
2005 Vintage $671.1 $911.8 $1,093.7 $441.2 $628.9 $707.1 $160,175 92% 693
Default Rate 15.1% 11.6% 17.7% 19.2% 12.6% 12.5%
2004 Vintage and Prior $111.7 $1,260.1 $666.5 $322.2 $667.2 $1,502.3 $115,947 92% 688
Default Rate 10.7% 10.7% 11.0% 4.5% 6.7% 11.4%
1

The PMI Group, Inc.
Flow Risk in Force as of December 31, 2007
Risk Characteristics: Flow
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score Total
Loan Type
Risk Characteristics
Primary Flow Portfolio:
PMI’s primary flow book represents 83% of primary insurance and is primarily owner occupied, fixed rate loans with FICO scores greater than 620
Approximately 77% of flow risk in force has a GSE as the coverage beneficiary
Approximately 62% of flow risk in force is in captive reinsurance agreements
$412
$3,354
$6,213
$0
$3,502
$23,618
$2,853
$1,843
$5,468
$1,382
$25,852
$8,732
$8,416
$6,690
$2,233
27.3%
15.1%
8.5%
6.2%
10.1%
8.0%
11.6%
8.8%
9.5%
15.6%
6.7%
2.8%
5.4%
8.6%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
`

The PMI Group, Inc.
Flow Portfolio Characteristics
Flow RIF as of December 31, 2007
All $ in Millions, except for Average Loan Size
1
Excludes unreported FICO scores
2
At origination
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type
Total
Credit Score¹
Loan Type
Less than 575 575 - 619
620 - 679 680 - 719
720 and above
Fixed Rate
ARM
2/28s
Interest Only
LTV > 97%
Alt-A
California
Florida Auto States
Avg Loan Size
Avg LTV2
Avg FICO
Specific Portfolio Characteristics
Total Portfolio $25,851.6 $412.0 $1,381.6 $8,416.3 $6,689.5 $8,732.0 $23,618.3 $2,233.3 $0.0
Default Rate 6.7% 27.3% 15.6% 8.6% 5.4% 2.8% 6.2% 15.1% -
2007 Vintage $9,129.9 $204.1 $556.3 $2,808.9 $2,454.1 $3,077.1 $8,688.8 $441.1 $0.0
Default Rate 5.2% 21.0% 10.3% 5.6% 4.2% 2.5% 5.0% 9.2% -
2006 Vintage $4,490.5 $34.8 $176.0 $1,461.4 $1,218.1 $1,567.9 $3,804.0 $686.4 $0.0
Default Rate 7.9% 36.8% 18.5% 9.7% 7.4% 3.8% 6.9% 16.9% -
2005 Vintage $4,004.5 $28.5 $150.5 $1,367.2 $1,049.2 $1,373.5 $3,391.3 $613.2
$0.0
Default Rate 7.2% 34.0% 18.2% 9.8% 6.1% 3.1% 6.0% 16.7% -
2004 Vintage and Prior $8,226.7 $144.6 $498.8 $2,778.8 $1,968.1 $2,713.5 $7,734.2 $492.5 $0.0
Default Rate 7.2% 30.4% 18.3% 9.6% 5.2% 2.4% 6.8% 14.9% -
Total Portfolio $3,353.9 $6,212.5 $5,468.2 $1,843.2 $2,853.4 $3,501.5 $153,720 93% 693
Default Rate 9.6% 8.8% 11.6% 8.0% 10.1% 8.5%
2007 Vintage $2,152.8 $3,271.7 $2,835.5 $1,024.0 $993.8 $1,007.2 $197,124 94% 689
Default Rate 8.1% 7.6% 9.7% 6.2% 9.5% 5.4%
2006 Vintage $700.5 $1,196.4 $1,296.6 $301.7 $686.0 $555.9 $176,383 93% 697
Default Rate 12.5% 10.2% 15.0% 16.2% 15.4% 7.8%
2005 Vintage $403.2 $790.7 $775.6 $240.6 $574.6 $563.0 $157,512 92% 697
Default Rate 10.9% 10.0% 13.8% 14.1% 11.7% 8.9%
2004 Vintage and Prior $97.4 $953.6 $560.6 $276.9 $599.0 $1,375.3 $116,373 92% 692
Default Rate 9.5% 9.6% 9.7% 3.8% 6.3% 10.2%

The PMI Group, Inc.
Risk Characteristics: Structured Transactions
Risk in Force (dollars in millions)
Default Rate (as measured by policies)
Credit Score
Total
Loan Type
Risk Characteristics
Primary Structured Portfolio:
PMI’s primary structured book represents approximately 17% of total primary insurance
Highest defaults are reported in the 2/28 hybrid ARMs product, in which:
Approximately 71% of 2/28 hybrid ARM risk in force has passed the interest rate reset date
Monthly reporting of notices of default began to decline in late 2007
Structured Transactions Risk in Force as of December 31, 2007
$263
$1,034
$1,391
$1,036
$484
$3,378
$484
$662
$1,590
$449
$5,116
$1,383
$1,826
$1,096
$702
38.6%
26.6%
16.4%
20.7%
8.7%
13.4%
21.0% 20.8%
10.2%
15.9%
21.6%
13.9%
4.2%
10.4%
18.1%
Total 720 and
above
680 -
719
620 -
679
575 -
619
Less
than 575
Fixed
Rate
ARMs 2/28s Interest
Only
LTV>97 Alt-A Calif. Florida Auto
States
`

The PMI Group, Inc.
Structured Portfolio Characteristics
Structured RIF as of December 31, 2007
All $ in Millions, except for Average Loan Size
1
Excludes unreported FICO scores
2
At origination
Note:
- Approximately 3% of Total Primary RIF is subject to a rate adjustment in 2008.  2/28 Hybrid ARMs that are subject to a rate reset in 2008 represent approximately 1% of Total Primary RIF.
- 2/28 hybrid ARMs monthly reported notices of default peaked in late 2007.
- Categories are not mutually exclusive except for Credit Score and Loan Type
Total
Credit Score¹
Loan Type
Less than 575 575 - 619
620 - 679 680 - 719
720 and above
Fixed Rate ARM
2/28s
Interest Only LTV > 97% Alt-A
California
Florida Auto States
Avg Loan Size
Avg LTV2
Specific Portfolio Characteristics
Avg FICO
Total Portfolio $5,115.6 $262.7 $448.9 $1,826.1 $1,095.5 $1,383.1 $3,377.8 $702.3 $1,035.5
Default Rate 13.9% 26.6% 21.6% 18.1% 10.4% 4.2% 8.7% 16.4% 38.6%
2007 Vintage $1,694.8 $73.5 $126.1 $438.8 $382.9 $673.6 $1,365.6 $257.2 $72.0
Default Rate 4.9% 10.6% 8.1% 6.0% 3.5% 1.7% 3.6% 8.1% 16.8%
2006 Vintage $1,700.6 $47.7 $93.2 $729.4 $397.0 $433.3 $1,001.2 $180.9 $518.5
Default Rate 19.5% 34.4% 29.1% 25.6% 16.1% 7.1% 12.7% 19.9% 37.7%
2005 Vintage $824.5 $36.6 $67.8 $389.7 $189.9 $140.3 $268.8 $177.7 $378.1
Default Rate 24.1% 38.4% 36.7% 28.2% 18.8% 8.3% 12.5% 17.8% 40.7%
2004 Vintage and Prior $895.6 $104.9 $161.8 $268.2 $125.7 $135.9 $742.3 $86.4 $66.9
Default Rate 14.7% 33.6% 26.3% 15.6% 7.4% 3.0% 10.5% 36.1% 46.9%
California
Total Portfolio $1,034.1 $1,390.6 $1,589.9 $662.3 $483.5 $708.4 $161,679 92% 669
Default Rate 15.9% 10.2% 20.8% 21.0% 13.4% 20.7%
2007 Vintage $275.4 $548.5 $353.7 $133.9 $173.4 $185.8 $182,765 94% 677
Default Rate 6.9% 5.0% 10.1% 6.6% 5.7% 6.4%
2006 Vintage $476.5 $414.5 $812.0 $282.4 $187.6 $251.5 $178,075 91% 678
Default Rate 16.9% 11.4% 22.9% 30.8% 21.8% 27.4%
2005 Vintage $267.9 $121.1 $318.1 $200.7 $54.3 $144.1 $175,842 89% 667
Default Rate 24.1% 24.9% 29.0% 27.5% 22.3% 26.9%
2004 Vintage and Prior $14.3 $306.4 $106.0 $45.3 $68.3 $126.9 $112,549 91% 648
Default Rate 18.0% 13.3% 17.0% 9.0% 10.0% 23.0%
1

The PMI Group, Inc.
Risk Characteristics: Pool
Modified Pool Insurance:
Modified pool insurance may be used in tandem with primary mortgage insurance or may be placed on loans that do not require mortgage insurance.
The extent of coverage of modified pool products varies.
Some products provide first loss protection by covering a percentage of the losses on individual loans held within the pool of loans up to a stated aggregate loss limit (“stop loss limit”) for the entire pool.
Some modified pool products offer mezzanine-level coverage by providing for claims payments only after a predetermined cumulative claims level, or deductible, is reached.
$1,391
$1,517
$1,810
$2,527
$657
$502
$421
$347
$325
$267
$243
$231
$2,852
$278
$226
$485
$112
$122
$116
$109
$0
$1,000
$2,000
$3,000
$4,000
2003 2004 2005 2006 2007
Modified Pool Old Pool Traditional Pool GSE Pool
Other Pool Insurance:
Prior to 2002, PMI offered certain pool insurance products, referred to principally as GSE or Old Pool, to lenders, the GSEs and non-agency markets.
$2,858
$2,408
$2,589
$3,217
$3,464
Pool Risk in Force as of December 31, 2007

The PMI Group, Inc.
Modified Pool Portfolio Characteristics
All $ in Millions
Modified Pool:
Data shown in this exhibit is an aggregation of unique pools into book years
Risk reduction features of modified pool, which may include deductibles and stop loss limits, mitigate risk of loss from loans insured
Modified pool has performed very well and PMI’s actual claims paid or losses to date have been minimal
Modified Pool with Deductibles
Modified Pool without Deductibles
2004 and Prior 2005 2006 2007
Original Insured Balance $35,500 $13,234 $18,913 $8,782
Insurance in Force $8,953 $7,839 $15,301 $8,325
Original Stop Loss Amount
(a) $1,315 $367 $643 $265
Original Deductible Amount
(b) $266 $78 $136 $77
Original Risk in Force
(a-b)
$1,049 $289 $507 $188
Losses Applicable to Deductible
( c)
$82 $5 $2 $0
PMI's Claims Paid to Date
(d)
$0 $0 $0 $0
Deductible Balance
(b-c)
$184 $73 $134 $77
Risk in Force
(a-b-d) $1,049 $289 $507 $188
Average Loan Level Coverage Percent 24.9% 25.2% 24.1% 24.0%
2004 and Prior 2005 2006 2007
Original Insured Balance $16,375 $2,577 $8,442 $0
Insurance in Force
$2,774 $1,604 $5,798 $0
Original Stop Loss Amount
$483 $54 $317 $0
PMI's Claims Paid to Date
$31 $2 $2 $0
Stop Loss Balance
(Remaining RIF) $452 $52 $315 $0
Average Loan Level Coverage Percent 26.1% 24.6% 27.2% 0.0%

The PMI Group, Inc.
Modified Pool Portfolio Characteristics
Modified Pool IIF as of December 31, 2007
1
Excludes unreported FICO scores
2
Excludes Balloon, Buy Down, and Other
3
At origination
Note:  Categories are not mutually exclusive except for Credit Score and Loan Type
All $ in Millions, except for Average Loan Size
Specific Portfolio Characteristics
Specific Portfolio Characteristics
Credit Score1
Loan Type2
Credit Score1
Loan Type2
Total
Total
Fixed Rate ARM 2/28s
Fixed Rate ARM 2/28s
Deductible
Non Deductible
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Less than 575 575 - 619 620 - 679 680 - 719 720 and above
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size
Avg LTV3
Avg FICO
Interest Only LTV > 97% Alt-A California Florida Auto States Avg Loan Size
Avg LTV3
Avg FICO
Total Portfolio $40,418 $601 $1,350 $12,737 $12,161 $13,556 $37,768 $2,460 $3
2007 Vintage $8,325 $138 $292 $2,892 $2,846 $2,156 $7,912 $412 $0
2006 Vintage $15,301 $83 $180 $5,797 $5,138 $4,102 $15,095 $203 $2
2005 Vintage $7,839 $7 $62 $1,886 $2,485 $3,398 $6,302 $1,535 $1
2004 Vintage and Prior $8,953 $373 $815 $2,162 $1,692 $3,901 $8,458 $310 $0
Total Portfolio $13,271 $802 $25,902 $6,656 $4,068 $4,134 $172,215 78 694
2007 Vintage $3,668 $617 $5,686 $1,608 $792 $767 $207,481 81 688
2006 Vintage $5,744 $63 $11,139 $2,485 $1,750 $1,452 $189,907 79 693
2005 Vintage $2,969 $45 $5,445 $1,406 $966 $740 $177,194 79 709
2004 Vintage and Prior $890 $78 $3,632 $1,157 $559 $1,174 $128,341 75 690
Total Portfolio $10,176 $469 $1,042 $3,787 $2,415 $2,230 $6,056 $4,024 $31
2007 Vintage $0 $0 $0 $0 $0 $0 $0 $0 $0
2006 Vintage $5,798 $457 $991 $2,521 $1,173 $655 $2,023 $3,743 $31
2005 Vintage $1,604 $0 $7 $330 $479 $769 $1,579 $26 $0
2004 Vintage and Prior $2,774 $12 $45 $936 $764 $805 $2,454 $255 $0
Total Portfolio $1,323 $2,171 $3,628 $1,512 $853 $1,157 $153,208 86 672
2007 Vintage $0 $0 $0 $0 $0 $0 $0 N/A N/A
2006 Vintage $391 $2,093 $439 $606 $524 $911 $156,958 93 651
2005 Vintage $746 $1 $1,140 $337 $121 $69 $198,959 76 718
2004 Vintage and Prior $186 $77 $2,049 $568 $209 $177 $129,516 78 694

Captive Reinsurance

The PMI Group, Inc.
$275
$274
$34
2007 2008 2009
Captive reinsurers are wholly-owned, bankruptcy remote subsidiaries of originators that provide mezzanine level reinsurance for loans for which PMI has provided primary mortgage insurance coverage.
PMI is the named beneficiary on captive trust balances totaling approximately $703 million as of December 31, 2007.
At December 31, 2007, approximately 62% of flow risk in force was covered by captive reinsurance agreements, including:
Captive trust balances will continue to grow with new insurance written in the flow channel.  Future ceded premiums can be used to meet capital adequacy for existing book years.
Based on current expectations of defaults, PMI forecasts approximately the following reductions to total incurred losses as a result of captive reinsurance agreements in 2008 and 2009:
Expected Benefit from Captive Reinsurance Agreements
PMI’s Captive Reinsurance Agreements
(Dollars in Millions)
Flow  Risk in Force Covered by Captives
~ 55% of LTVs >97%* ~ 65% of less-than-A quality
~ 48% of Alt-A ~ 65% of prime
* Captive coverage for LTVs greater than 97% may overlap with other listed categories

The PMI Group, Inc.
Example of a Captive Reinsurance Structure
Example of a 4-10-40 XOL Reinsurance Structure
A sample portfolio of insured mortgage loans total $100 million with an average mortgage insurance coverage rate of 25%.  PMI, the primary mortgage insurer, would insure $25 million in gross risk.
PMI will cede 40% of the gross written premium to the reinsurer to reinsure a percentage of the original risk insured.
PMI would pay losses up to the first loss attachment layer of 4% of gross risk, or $1,000,000 (i.e. 4% x $25MM).
The reinsurer will pay losses in excess of $1,000,000 up to $3.5 million for a maximum exposure of $2.5 million
(i.e. 10% x $25MM).
All losses in excess of $3.5 million are the responsibility of PMI.
Captive Reinsurance – Ultimate Loss Ratio Example
0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% 17% 18% 19% 20%
Ultimate Claim Rate
Pre-Captive PMI Reinsurer

The PMI Group, Inc.
A Reinsurance Agreement and related Trust Agreement must be negotiated and executed by all parties.
Captive trust accounts are regulated by Arizona and New York State insurance regulations, as well as GSE guidelines.
Trust assets must be invested in eligible securities to ensure the security of the trust assets, including:
Conservative investment standards as defined by New York statute.
Assets must be readily marketable and investment-grade securities.
A trust account is established at an independent trustee bank with PMI as the named beneficiary.
PMI, as beneficiary, shall have the sole right to withdraw trust assets at any time without notice to Grantor (lender).
The lender must fund the trust account with a minimum 10% of first year’s risk ceded irrespective of any premiums ceded into the trust.
Failure to contribute initial capital or any portion thereof results in reinsurance agreement termination.
Reinsurer loses these deposits and any other trust balances if it fails to make any subsequent required deposits.
100% of ceded premiums are deposited into the trust account
At all times, the minimum trust balance must be the greater of 10% of reinsured risk and 102% of required reserves.
Failure to maintain minimum capital levels results in reinsurance agreement termination.
Terminations result in all trust assets being transferred to PMI, reassumption of all ceded business and cancellation of rights and obligations under reinsurance agreement.
Reinsurance agreements are usually written for more than one policy, and the policies are “cross-collateralized’, meaning that the total risk assumed by the captive across all policy years is compared to the total capital in the trust account for calculating capital adequacy.
Contractual and Capital Requirements

The PMI Group, Inc.
Captive reinsurance in the mortgage insurance industry is highly regulated:
State Departments of Insurance:
Arizona – Captive reinsurance agreements must meet certain statutory and regulatory requirements for
PMI to receive credit for reinsurance.  This includes the requirement for the captive insurer to hold contingency, loss and unearned premium reserves in investment restricted trust accounts of which a mortgage insurer is the sole beneficiary.
NY, CA – Impose their regulations on credit for reinsurance to both domestic and foreign insurers.
Reinsurer’s state of domicile – Financial statements, actuarial opinions on loss reserves must be filed annually.
HUD: HUD has, by letter, set certain standards that are used to evaluate whether captive reinsurance programs may violate the Real Estate Settlement Procedures Act (RESPA).
OCC/OTS/Federal Reserve: Oversee the activities of captive reinsurance subsidiaries of banks they regulate.
Captive Review: Each captive program structure is reviewed by an independent auditor or consultant and the transfer of risk requirements in accordance with SFAS 113 are verified before PMI enters into the program structure.
Freddie Mac and Fannie Mae (GSEs): In an effort to control counterparty risk, GSEs have issued MI
Eligibility/Qualified Requirements.  These requirements set strict standards around captive reinsurance arrangements with lenders, including:
Reinsurance agreements must be eligible for reinsurance accounting and must constitute a risk transfer as defined by SFAS 113.
The imposition of minimum and dividend capital levels.
Requiring a minimum restricted asset balance not less than $35 million in aggregate for all in force agreements in order for a captive reinsurer to assume a premium cede greater than 25%.
Freddie Mac announced that effective June 1, 2008 the portion of the premiums that Freddie Mac approved mortgage insurers may pay to captive reinsurers will be limited to 25 percent.
Captive Reinsurance Regulatory Requirements

PMI Australia Portfolio Characteristics

The PMI Group, Inc.
Australian Portfolio Geographic Distribution
Risk in Force by State¹
New South Wales 33.9%
Queensland 22.2%
Victoria 18.4%
Western Australia 12.4%
South Australia 7.0%
New Zealand 3.0%
Australian Capital Territory (ACT) 1.7%
Tasmania 0.9%
Northern Territory 0.5%
Australian Population by State²
New South Wales 6,854,800 32.9%
Victoria 5,165,400 24.8%
Queensland 4,132,000 19.8%
Western Australia 2,081,000 10.0%
South Australia 1,575,700 7.5%
Australian Capital
Territory (ACT) 336,400 1.6%
Tasmania 491,700 2.4%
Northern Territory 212,600 1.0%
20,852,000 100.0%
1 Risk in force as of December 31, 2007
2 Source: Australian Bureau of Statistics, December 2006 (Does not add due to rounding)
Western
Australia
South
Australia
Northern
Territory
Queensland
New South
Wales
Victoria
Tasmania
ACT

The PMI Group, Inc.
22.9%
$161.4 Billion Primary RIF
22.7%
$13,194
$3,259
$4,728
$6,131
$7,799
$11,996
$19,821
$36,527
$36,990
$20,959
$0 $10,000 $20,000 $30,000 $40,000 $50,000
Prior to 1999
1999
2000
2001
2002
2003
2004
2005
2006
2007
Percent
of Total
12.3%
13.0%
7.4%
4.8%
3.8%
2.9%
2.0%
8.2%
Australian Portfolio Age Distribution
U.S. Dollars in Millions

The PMI Group, Inc.
Australian Portfolio Characteristics
LTVs as a % of RIF Property Type as a % of RIF
Occupancy Status as a % of RIF Loan Amount as a % of RIF
60.0%
65.7% 65.8%
67.7%
22.2%
19.0% 18.5%
16.2%
16.3%
66.8%
15.7%
14.8% 15.0%
15.3%
17.3%
0.5%
0.5% 0.7%
0.9%
1.2%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007
79.9% 81.0%
81.5%
83.2%
83.5%
20.1%
19.0% 18.5%
16.8% 16.5%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007
30.5%
24.9% 24.7%
18.3%
12.4%
53.8%
53.2% 53.4%
53.6%
47.8%
21.9% 21.9%
28.1%
39.8%
15.7%
0%
25%
50%
75%
100%
2003 2004 2005 2006 2007
Condominium,
townhouse, cooperative
88.5%
90.9%
89.6% 90.2% 89.7%
9.9%
7.9%
8.9% 8.4%
8.8%
1.4% 1.3% 1.5%
1.3%
1.6%
0%
25%
50%
75%
100%
2003
2004 2005
2006 2007
Multi-family
dwelling and other
Single-Family
Detached
Non-Owner Occupied Owner Occupied Over $100,000 and up to $250,000 $100,000 or less Over $250,000
LTVs between
90.01% and 95%
LTVs of 85%
and below
LTVs
above 95%
LTVs between
85.01% and 90%
Note:  Due to rounding, the sum of percentages may not total 100%
The increase in loan size in Australia reflects the combination of higher property prices for newer policies and lower loan sizes on terminating policies.

(U.S. $'s in Thousands)

(U.S. $'s in Billions)
$87.9
$79.3
$113.6
$103.1
$119.9
$108.8
$148.8
$135.5
$175.5
$161.4

(U.S. $'s in Billions)

The PMI Group, Inc.
Australian Portfolio Characteristics
Low Documentation Loans as a % of RIF Average Primary Loan Size
IIF and RIF Flow and RMBS RIF
2.3%
5.0%
7.8%
7.9%
8.6%
0%
2%
4%
6%
8%
10%
2003 2004 2005 2006 2007
$109.1
$122.7
$122.2
$141.0
$166.9
$0
$25
$50
$75
$100
$125
$150
$175
2003 2004 2005 2006 2007
Insurance in Force
Risk in Force
Flow RMBS
68.9
71.2
81.5
96.0
37.6
54.0
65.4
$79.3
$103.1
$108.8
59.5
19.8
34.2
$135.5
$161.4
$0
$25
$50
$75
$100
$125
$150
$175
2003 2004 2005 2006 2007
Note:  Due to rounding, the sum of percentages may not total 100%
$0
$25
$50
$75
$100
$125
$150
$175
$200
2003 2004 2005 2006 2007

PMI Guaranty Portfolio Characteristics

The PMI Group, Inc.
Portfolio by Source
(by par)
PMI Guaranty Portfolio
Public finance reinsurance is the largest segment of
PMI Guaranty’s portfolio
Structured finance obligations are all mortgage
related
PMI Guaranty stopped insuring new structured
transactions after the first quarter of 2007
PMI Guaranty was formed in 2006 and is a
wholly-owned surety company based in New
Jersey
Reinsurance to primary financial guarantors
represents the major source of PMI Guaranty’s
business
By providing reinsurance to financial guarantors,
PMI Guaranty can reduce the amount of total
capital required to be held by financial
guarantors
Direct
3%
Reinsurance
97%
Public Finance
95%
Structured
Finance
5%
Net Par in Force of $963 million
as of December 31, 2007
Segment Distribution
(by par)

The PMI Group, Inc.
MBS, 5%
Higher
Education
2%
Tax-Backed
10%
Transport-
ation, 14%
Utility
13%
General
Obligation
56%
$ millions, as of December 31, 2007
Public Finance:
G.O. $544 56%
Tax-Backed $  98 10%
Transportation $132 14%
Utility $125 13%
Higher Education $  15 2%
Total Public Finance: $914 95%
MBS: $  49 5%
Total Par Outstanding: $963 100%
Portfolio Profile by Sector
PMI Guaranty Portfolio
PMI Guaranty’s portfolio is well diversified
Two MBS transactions represent the structured finance sector, providing excess-of-loss coverage – not first loss
At the time of MBS origination, 90% of the original collateral represented first liens and
10% represented closed-end, fixed-rate second liens
Net Par In Force